MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended September 30, 2021
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$164.9	$130.7	$—	$295.6

Gross profit	$50.4	$35.9	$—	$86.3
Selling, general and administrative expenses	22.5	21.9	12.2	56.6
Strategic reorganization and other charges	—	0.1	1.8	1.9
Operating income (loss)	$27.9	$13.9	$(14.0)	$27.8

Operating margin	16.9%	10.6%		9.4%

Capital expenditures	$13.4	$3.2	$—	$16.6

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$27.9	$13.9	$(14.0)	$27.8
Strategic reorganization and other charges	—	0.1	1.8	1.9
Adjusted operating income (loss)	27.9	14.0	(12.2)	29.7
Pension benefit other than service	—	—	0.9	0.9
Depreciation and amortization	7.7	7.3	—	15.0
Adjusted EBITDA	$35.6	$21.3	$(11.3)	$45.6

Adjusted operating margin	16.9%	10.7%		10.0%
Adjusted EBITDA margin	21.6%	16.3%		15.4%

	Quarter ended September 30, 2020
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$145.9	$119.4	$—	$265.3

Gross profit	$51.0	$42.9	$—	$93.9
Selling, general and administrative expenses	19.9	19.5	12.7	52.1
Strategic reorganization and other charges	—	0.3	0.8	1.1
Operating income (loss)	$31.1	$23.1	$(13.5)	$40.7

Operating margin	21.3%	19.3%		15.3%

Capital expenditures	$13.2	$3.2	$0.1	$16.5

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$31.1	$23.1	$(13.5)	$40.7
Strategic reorganization and other charges	—	0.3	0.8	1.1
Adjusted operating income (loss)	31.1	23.4	(12.7)	41.8
Pension benefit other than service	—	—	0.8	0.8
Depreciation and amortization	7.6	7.3	0.1	15.0
Adjusted EBITDA	$38.7	$30.7	$(11.8)	$57.6

Adjusted operating margin	21.3%	19.6%		15.8%
Adjusted EBITDA margin	26.5%	25.7%		21.7%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended June 30, 2021
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$177.0	$133.5	$—	$310.5

Gross profit	$61.2	$44.2	$—	$105.4
Selling, general and administrative expenses	21.0	22.9	14.9	58.8
Strategic reorganization and other charges	—	0.2	3.7	3.9
Operating income (loss)	$40.2	$21.1	$(18.6)	$42.7

Operating margin	22.7%	15.8%		13.8%

Capital expenditures	$11.5	$3.5	$—	$15.0

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$40.2	$21.1	$(18.6)	$42.7
Strategic reorganization and other charges	—	0.2	3.7	3.9
Adjusted operating income (loss)	40.2	21.3	(14.9)	46.6
Pension benefit other than service	—	—	0.8	0.8
Depreciation and amortization	7.9	7.2	0.1	15.2
Adjusted EBITDA	$48.1	$28.5	$(14.0)	$62.6

Adjusted operating margin	22.7%	16.0%		15.0%
Adjusted EBITDA margin	27.2%	21.3%		20.2%

	Quarter ended June 30, 2020
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$127.6	$100.9	$—	$228.5

Gross profit	$44.8	$30.9	$—	$75.7
Selling, general and administrative expenses	17.5	18.2	11.4	47.1
Strategic reorganization and other charges	—	—	8.6	8.6
Operating income (loss)	$27.3	$12.7	$(20.0)	$20.0

Operating margin	21.4%	12.6%		8.8%

Capital expenditures	$11.5	$2.4	$—	$13.9

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$27.3	$12.7	$(20.0)	$20.0
Strategic reorganization and other charges	—	—	8.6	8.6
Adjusted operating income (loss)	27.3	12.7	(11.4)	28.6
Pension benefit other than service	—	—	0.7	0.7
Depreciation and amortization	7.3	7.2	—	14.5
Adjusted EBITDA	$34.6	$19.9	$(10.7)	$43.8

Adjusted operating margin	21.4%	12.6%		12.5%
Adjusted EBITDA margin	27.1%	19.7%		19.2%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended March 31, 2021
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales (1)	$147.1	$120.4	$—	$267.5

Gross profit	$49.3	$39.1	$—	$88.4
Selling, general and administrative expenses	19.6	21.5	13.1	54.2
Strategic reorganization and other (credits) charges (2)	—	(0.7)	1.5	0.8
Operating income (loss) (1)	$29.7	$18.3	$(14.6)	$33.4

Operating margin	20.2%	15.2%		12.5%

Capital expenditures	$13.8	$1.7	$—	$15.5

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$29.7	$18.3	$(14.6)	$33.4
Strategic reorganization and other (credits) charges	—	(0.7)	1.5	0.8
Inventory restructuring write-down	2.4	—	—	2.4
Benefit of one-month results related to elimination of reporting lag	—	(1.4)	—	(1.4)
Adjusted operating income (loss)	32.1	16.2	(13.1)	35.2
Pension benefit other than service	—	—	0.8	0.8
Depreciation and amortization	7.5	7.2	—	14.7
Adjusted EBITDA	$39.6	$23.4	$(12.3)	$50.7

Adjusted operating margin (3)	21.8%	14.2%		13.5%
Adjusted EBITDA margin (3)	26.9%	20.5%		19.4%

(1) As a result of the elimination of the one-month reporting lag for Krausz Industries, the three month period ended March 31, 2021 includes an additional $6.0 million of Net sales and an additional $1.4 million in Operating income within Water Management Solutions and Consolidated.
(2) For the three month period ended March 31, 2021, Gross profit includes $2.4 million in Inventory write-downs and Strategic reorganization and other charges include $0.9 million in termination benefits, both associated with the announced closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada.
(3) For the three month period ended March 31, 2021, the denominator in the adjusted margin calculations shown for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag for Krausz Industries.

	Quarter ended March 31, 2020
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$145.5	$112.2	$—	$257.7

Gross profit	$46.7	$39.3	$—	$86.0
Selling, general and administrative expenses	19.1	20.8	9.4	49.3
Strategic reorganization and other charges	—	0.4	0.5	0.9
Operating income (loss)	$27.6	$18.1	$(9.9)	$35.8

Operating margin	19.0%	16.1%		13.9%

Capital expenditures	$19.3	$2.6	$0.2	$22.1

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$27.6	$18.1	$(9.9)	$35.8
Strategic reorganization and other charges	—	0.4	0.5	0.9
Adjusted operating income (loss)	27.6	18.5	(9.4)	36.7
Pension benefit other than service	—	—	0.8	0.8
Depreciation and amortization	7.0	7.2	0.1	14.3
Adjusted EBITDA	$34.6	$25.7	$(8.5)	$51.8

Adjusted operating margin	19.0%	16.5%		14.2%
Adjusted EBITDA margin	23.8%	22.9%		20.1%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Quarter ended December 31, 2020
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$128.8	$108.6	$—	$237.4

Gross profit	$41.9	$36.5	$—	$78.4
Selling, general and administrative expenses	18.7	19.5	11.0	49.2
Strategic reorganization and other charges	0.1	—	1.3	1.4
Operating income (loss)	$23.1	$17.0	$(12.3)	$27.8

Operating margin	17.9%	15.7%		11.7%

Capital expenditures	$12.3	$3.2	$0.1	$15.6

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$23.1	$17.0	$(12.3)	$27.8
Strategic reorganization and other charges	0.1	—	1.3	1.4
Adjusted operating income (loss)	23.2	17.0	(11.0)	29.2
Pension benefit other than service	—	—	0.8	0.8
Depreciation and amortization	7.4	7.2	0.1	14.7
Adjusted EBITDA	$30.6	$24.2	$(10.1)	$44.7

Adjusted operating margin	18.0%	15.7%		12.3%
Adjusted EBITDA margin	23.8%	22.3%		18.8%

	Quarter ended December 31, 2019
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$113.2	$99.4	$—	$212.6

Gross profit	$37.5	$35.1	$—	$72.6
Selling, general and administrative expenses	18.6	20.3	11.0	49.9
Strategic reorganization and other charges	—	—	2.4	2.4
Operating income (loss)	$18.9	$14.8	$(13.4)	$20.3

Operating margin	16.7%	14.9%		9.5%

Capital expenditures	$12.6	$2.5	$0.1	$15.2

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$18.9	$14.8	$(13.4)	$20.3
Strategic reorganization and other charges	—	—	2.4	2.4
Adjusted operating income (loss)	18.9	14.8	(11.0)	22.7
Pension benefit other than service	—	—	0.7	0.7
Depreciation and amortization	7.0	7.0	—	14.0
Adjusted EBITDA	$25.9	$21.8	$(10.3)	$37.4

Adjusted operating margin	16.7%	14.9%		10.7%
Adjusted EBITDA margin	22.9%	21.9%		17.6%

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

	Year ended September 30, 2021
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales (1)	$617.8	$493.2	$—	$1,111.0

Gross profit (2)	$202.8	$155.7	$—	$358.5
Selling, general and administrative expenses	81.8	85.8	51.2	218.8
Strategic reorganization and other charges (credits) (3)	0.1	(0.4)	8.3	8.0
Operating income (loss) (1)	$120.9	$70.3	$(59.5)	$131.7

Operating margin	19.6%	14.3%		11.9%

Capital expenditures	$51.0	$11.6	$0.1	$62.7

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$120.9	$70.3	$(59.5)	$131.7
Strategic reorganization and other charges (credits)	0.1	(0.4)	8.3	8.0
Inventory restructuring write-down	2.4	—	—	2.4
Benefit of one-month results related to elimination of reporting lag	—	(1.4)	—	(1.4)
Adjusted operating income (loss)	123.4	68.5	(51.2)	140.7
Pension benefit other than service	—	—	3.3	3.3
Depreciation and amortization	30.5	28.9	0.2	59.6
Adjusted EBITDA	$153.9	$97.4	$(47.7)	$203.6

Adjusted operating margin (4)	20.0%	14.1%		12.7%
Adjusted EBITDA margin (4)	24.9%	20.0%		18.4%

(1) As a result of the elimination of the one-month reporting lag for Krausz Industries, the year ended September 30, 2021 includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income within Water Management Solutions and Consolidated.
(2) Gross profit for Water Flow Solutions includes $2.4 million in Inventory write-downs associated with our announced plant closures in Aurora, Illinois and Surrey, British Columbia, Canada.
(3) Strategic reorganization and other charges include termination benefits associated with our announced plant closures in Aurora, Illinois and Surrey, British Columbia, Canada, the Albertville tragedy, and certain transaction-related costs, partially offset by a one-time settlement gain in connection with an indemnification from a previously owned property.
(4) The denominator in the adjusted margin calculations shown for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag for Krausz Industries.

	Year ended September 30, 2020
	Water Flow Solutions	Water Management Solutions	Corporate	Consolidated
	(dollars in millions)
GAAP results:
Net sales	$532.2	$431.9	$—	$964.1

Gross profit	$180.0	$148.2	$—	$328.2
Selling, general and administrative expenses	75.1	78.8	44.5	198.4
Strategic reorganization and other charges	—	0.7	12.3	13.0
Operating income (loss)	$104.9	$68.7	$(56.8)	$116.8

Operating margin	19.7%	15.9%		12.1%

Capital expenditures	$57.3	$10.1	$0.3	$67.7

MUELLER WATER PRODUCTS, INC. AND SUBSIDIARIES
RECAST SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP
TO GAAP PERFORMANCE MEASURES
(UNAUDITED)

Non-GAAP results:
Adjusted operating income (loss) and EBITDA:
Operating income (loss)	$104.9	$68.7	$(56.8)	$116.8
Strategic reorganization and other charges	—	0.7	12.3	13.0
Adjusted operating income (loss)	104.9	69.4	(44.5)	129.8
Pension benefit other than service	—	—	3.0	3.0
Depreciation and amortization	28.9	28.7	0.2	57.8
Adjusted EBITDA	$133.8	$98.1	$(41.3)	$190.6

Adjusted operating margin	19.7%	16.1%		13.5%
Adjusted EBITDA margin	25.1%	22.7%		19.8%

In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools such that securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.
The Company presents adjusted net income, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance.